EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David Gao, Chief Executive Officer of BMP Sunstone Corporation (the “Company”), hereby certify that, based on my knowledge:

(1) The Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DAVID GAO
David Gao
Chief Executive Officer
November 9, 2009